EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2012
EARNINGS PER SHARE
22	EARNINGS PER SHARE

	Year ended December 31,
	2010	2011	2012
	RMB	RMB	RMB

Numerator:
Net income attributable to China Nepstar Chain Drugstore Ltd. ordinary shareholders	16,508	35,933	90,092

Denominator:
Basic weighted average number of ordinary shares	209,550,935	206,127,305	199,198,962
Dilutive effect of outstanding share options and non-vested shares	855,625	250,377	64,402

Dilutive weighted average number of ordinary shares	210,406,560	206,377,682	199,263,364

Basic earnings per ordinary share	0.08	0.17	0.45

Diluted earnings per ordinary share	0.08	0.17	0.45

In the calculation of diluted earnings per share, the Company excluded 800,000, 200,000 and nil potential ordinary shares issuable upon exercise of employee share options for the year ended December 31, 2010, 2011 and 2012, respectively, as their effect would be anti-dilutive.